March 9, 2004


                                AMSTAR VALUE FUND
                      (A SERIES OF AMSTAR INVESTMENT TRUST)

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2004


Effective immediately, the Amstar Total Return Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed or exchanged into the Amstar Value Fund and that the Fund will discontinue operations before March 31, 2004.

Class A and Class C shares are available for the Amstar Value Fund. Class B shares are not available for purchase.

Please contact Amstar Distributors, Inc. at 1-800-901-6049 for more information on the Amstar Value Fund and its availability in your state.